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                                  Exhibit 10.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Matrix Service Company, Inc. (the "Company") on form 10-Q for the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Bradley
S. Vetal, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
(S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

This certification is deemed to accompany this Quarterly Report on Form 10-Q, but is not deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.

/s/ Bradley S. Vetal

Bradley S. Vetal
Chief Executive Officer
October 10, 2002